Exhibit 10.38
                               THE PANTRY, INC.

                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT

          This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 30, 1999 and entered into by and among THE PANTRY, INC., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for Lenders (in such capacity, the "Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for Lenders (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as documentation agent for Lenders (in such capacity, the "Documentation Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of January 28, 1999, by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of April 30, 1999 and that certain Second Amendment to Credit Agreement dated as of October 27, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company and Lenders desire to increase the aggregate principal amount of the Tranche B Term Loan facility by an additional $25,000,000; and

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) permit the transaction described above, (ii) amend certain of the defined terms contained therein, and (iii) make certain other amendments as set forth below:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

     1.1  Amendments to Section 1:  Provisions Relating to Defined Terms.
          --------------------------------------------------------------

          A. Amendments to Existing Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Final Tranche C Term Loan Funding Date", "Tranche B Term Notes" and "Tranche C Term Loan Funding Date" in their entirety and substituting the following therefor:

          "'Final Tranche C Term Loan Funding Date' means the earlier to occur of (x) the Tranche C Term Loan Funding Date on which all remaining available Tranche C Term Loans are borrowed by Company, or (y) the fourth Tranche C Term Loan Funding

     Date; provided, however, that the Final Tranche C Term Loan Funding Date
           --------  -------
     shall be no later than January 31, 2000.

          'Tranche B Term Notes' means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(c) on the Effective Date, (ii) the promissory notes of Company issued pursuant to subsection 2.1E(i)(d) on the Third Amendment Effective Date and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit VI
                                                                     ----------
     annexed hereto or Exhibit VI-A annexed hereto, as the case may be, as they
                       ------------
     may be amended, supplemented or otherwise modified from time to time.

          'Tranche C Term Loan Funding Date' means the date of a funding of a Tranche C Term Loan; provided that there shall be (i) no more than [four
                          --------
     (4)] Tranche C Term Loan Funding Dates, and (ii) no more than one (1) Tranche C Term Loan Funding Date after November 30, 1999."

          B. Amendments to Existing Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by

          (i) deleting the reference to "2.1E(i)(d)" contained in the definition of "Revolving Notes" and substituting "2.1E(i)(f)" therefor;

          (ii) deleting the reference to "2.1E(i)(d)" contained in the definition of "Tranche C Term Notes" and substituting "2.1E(i)(e)" therefor;

          (iii) deleting clause (z) contained in the definition of "Applicable Base Rate Margin" in its entirety and substituting the following therefor:

          "(z)  with respect to Tranche C Term Loans, 2.25% per annum."; and

          (iii) deleting clause (z) contained in the definition of "Applicable Eurodollar Margin" in its entirety and substituting the following therefor:

          "(z)  with respect to Tranche C Term Loans, 3.75% per annum."

          C. Addition of New Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "'Designated Term Loan Proceeds' has the meaning assigned to that term in subsection 6.12.

          'Third Amendment Effective Date' means the date on which that certain Third Amendment to Credit Agreement dated as of November 30, 1999 by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent becomes effective in accordance with its terms."

          D. Deletion of Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Retained Tranche C Term Loan Proceeds" in its entirety.

     1.2  Global Amendments of Certain Defined Terms.
          ------------------------------------------

          The Credit Agreement is hereby amended by (i) deleting each reference to "Retained Tranche C Term Loan Proceeds" in its entirety and substituting "Designated Term Loan Proceeds" therefor and (ii) deleting each reference to "Tranche C Blocked Account" in its entirety and substituting "Designated Term Loan Blocked Account" therefor.

     1.3  Amendments to Section 2: Amounts and Terms of Commitments and Loans.
          -------------------------------------------------------------------

          A. Tranche B Term Loans. Subsection 2.1A(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iii)   Tranche B Term Loans. Each Lender having a Tranche B Term
                   --------------------
     Loan Commitment on the Third Amendment Effective Date severally agrees to lend to Company on the Third Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments outstanding on the Third Amendment Effective Date to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Tranche B Term Loan Commitment as of the Third Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto (as
                                            ------------
     amended on the Third Amendment Effective Date), the aggregate amount of the Tranche B Term Loan Commitments as of the Third Amendment Effective Date is $25,000,000, and the aggregate principal amount of Tranche B Term Loans of Lenders outstanding immediately prior to the Third Amendment Effective Date is $156,393,733.35; provided that the Tranche B Term Loan Commitments of
                         --------
     Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Amounts borrowed under this subsection 2.1A(iii) and subsequently repaid or prepaid may not be reborrowed."

          B. Tranche C Term Loans. Subsection 2.1A(iii-b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iii-b) Tranche C Term Loans. Each Lender having a Tranche C Term
                   --------------------
     Loan Commitment severally agrees to lend to Company on each Tranche C Term Loan Funding Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche C Term Loan Commitments to be used for the purposes identified in subsection 2.5B; provided, however, that Tranche
                                                 --------  -------
     C Term Loans in an aggregate principal amount equal to $50,000,000 shall be made to Company on or prior to November 30, 1999; provided, further that
                                                       --------  -------
     the aggregate principal amount of Tranche C Term Loans made on or prior to November 30, 1999 shall not exceed $50,000,000. The amount of each Lender's Tranche C Term Loan Commitment as of the Third Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto (as amended on
                                    ------------
     the Third Amendment Effective Date) and the original aggregate amount of the Tranche C Term Loan Commitments is $75,000,000; provided that the
                                                         --------
     Tranche C Term

     Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche C Term Loan Commitments pursuant to subsection 10.1B. The Tranche C Term Loan Commitment of each Lender having a Tranche C Term Loan Commitment (i) shall be reduced by an amount equal to the principal amount of the Tranche C Term Loan made by such Lender on each Tranche C Term Loan Funding Date, immediately after giving effect thereto, and (ii) to the extent unused, shall expire on the close of business on January 31, 2000. Amounts borrowed under this subsection 2.1A(iii-b) and subsequently repaid or prepaid may not be reborrowed."

          C. Notes. Subsection 2.1E of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "E.    Notes. Company shall execute and deliver on the Effective Date,
     First Amendment Effective Date, Second Amendment Effective Date and/or Third Amendment Effective Date, as the case may be, (i) to each Lender having a Commitment for that Type of Loan (or to Administrative Agent for that Lender) (a) an Acquisition Term Note substantially in the form of
     Exhibit IV annexed hereto to evidence that Lender's Acquisition Term Loans,
     ----------
     in the principal amount of that Lender's Acquisition Term Loan Commitment and with other appropriate insertions, (b) a Tranche A Term Note substantially in the form of Exhibit V annexed hereto to evidence that
                                  ---------
     Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan Commitment and with other appropriate insertions, (c) a Tranche B Term Note substantially in the form of Exhibit VI annexed hereto
                                                      ----------
     to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan Commitment and with other appropriate insertions, (d) a Tranche B Term Note substantially in the form of Exhibit
                                                                        -------
     VI-A annexed hereto to evidence that Lender's Tranche B Term Loan, in the
     ----
     principal amount of that Lender's Tranche B Term Loan Commitment and with other appropriate insertions, (e) a Tranche C Term Note substantially in the form of Exhibit VI-B annexed hereto to evidence that Lender's Tranche C
                 ------------
     Term Loan, in the principal amount of that Lender's Tranche C Term Loan Commitment and with other appropriate insertions, and (f) a Revolving Note substantially in the form of Exhibit VII annexed hereto to evidence that
                                  -----------
     Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) a Swing Line Note substantially in the form of Exhibit VIII annexed hereto to
                                                  ------------
     evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions."

          D. Scheduled Payments of Tranche B Term Loans. Subsection 2.4A(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iii) Scheduled Payments of Tranche B Term Loans.  Company shall
                 ------------------------------------------
     make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                                 Scheduled Repayment of
                     Date                         Tranche B Term Loans
                     ----                         --------------------
               April 30, 1999                       $    400,000.00
               July 31, 1999                        $    400,000.00
               October 31, 1999                     $    400,000.00

               January 31, 2000                     $    473,529.41
               April 30, 2000                       $    473,529.41
               July 31, 2000                        $    473,529.41
               October 31, 2000                     $    473,529.41

               January 31, 2001                     $    473,529.41
               April 30, 2001                       $    473,529.41
               July 31, 2001                        $    473,529.41
               October 31, 2001                     $    473,529.41

               January 31, 2002                     $    473,529.41
               April 30, 2002                       $    473,529.41
               July 31, 2002                        $    473,529.41
               October 31, 2002                     $    473,529.41

               January 31, 2003                     $    473,529.41
               April 30, 2003                       $    473,529.41
               July 31, 2003                        $    473,529.42
               October 31, 2003                     $    473,529.42

               January 31, 2004                     $    473,529.42
               April 30, 2004                       $ 18,500,000.00
               July 31, 2004                        $ 18,500,000.00
               October 31, 2004                     $ 18,500,000.00

               January 31, 2005                     $ 18,500,000.00
               April 30, 2005                       $ 25,437,500.00
               July 31, 2005                        $ 25,437,500.00
               October 31, 2005                     $ 25,437,500.00

               January 31, 2006                     $ 25,437,500.00
                                                    ---------------
                                                    $185,000,000.00


     ; provided that the scheduled installments of principal of the Tranche B
       --------
     Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other
                   --------  -------
     amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than January 31, 2006, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans."

          E. Scheduled Payments of Tranche C Term Loans. Subsection 2.4A(iv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(iv) Scheduled Payments of Tranche C Term Loans.  Company shall make
                ------------------------------------------
     principal payments on the Tranche C Term Loans on each January 31, April 30, July 31 and October 31, in an aggregate amount equal to 0.25% of the aggregate amount of the Tranche C Term Loans outstanding on the Final Tranche C Term Loan Funding Date (after giving effect to any Tranche C Term Loans made on such date), commencing on April 30, 2000 through and including January 31, 2006, and in an aggregate amount equal to 47.0% of the Tranche C Term Loans outstanding on the Final Tranche C Term Loan Funding Date (after giving effect to any Tranche C Term Loans made on such date), commencing on April 30, 2006 through and including July 31, 2006; provided that the scheduled installments of principal of the Tranche C Term
     --------
     Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche C Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche C Term Loans and all other
                   --------- -------
     amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than July 31, 2006, and the final installment payable by Company in respect of the Tranche C Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche C Term Loans."

          F. Use of Proceeds. Subsection 2.5B of the Credit Agreement is hereby amended by adding the following immediately at the end thereof:

          "The proceeds of the Tranche B Term Loans made on the Third Amendment Effective Date and the proceeds of the Tranche C Term Loans shall be applied by Company exclusively (1) to prepay outstanding Acquisition Term Loans pursuant to subsection 2.4B(i) and outstanding Tranche C Term Loans pursuant to subsection 6.12, (2) to make Permitted Acquisitions pursuant to subsection 7.7(vi), and (3) to repay outstanding Revolving Loans and for working capital and general corporate purposes in an aggregate principal amount not to exceed $6,000,000."

     1.4  Amendments to Section 4:  Conditions to Loans and Letters of Credit.
          -------------------------------------------------------------------

          Section 4 of the Credit Agreement is hereby amended by adding the following as a new subsection 4.5 immediately after subsection 4.4:

     "4.5 Conditions to Tranche B Loans on Third Amendment Effective Date.
          ---------------------------------------------------------------

                The obligations of Lenders with Tranche B Term Loan Commitments outstanding on the Third Amendment Effective Date to make Tranche B Term Loans on the Third Amendment Effective Date are, in addition to the conditions precedent specified in subsection 4.2, subject to the further condition precedent that, on or before the Third Amendment Effective Date, Administrative Agent shall have received an Officers' Certificate of Company to the effect that, as of the Third Amendment Effective Date, the Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Note Indenture) is at least 2.0 to 1.0, which certificate shall include a calculation of such Fixed Charge Coverage Ratio establishing that Company and its Subsidiaries may incur the Indebtedness evidenced by the Tranche B Term Loans to be made on the Third Amendment Effective Date hereunder under the terms of the Senior Subordinated Note Indenture."

     1.5  Amendments to Section 6:  Company's Affirmative Covenants.
          ---------------------------------------------------------

          Subsection 6.12 of the Credit Agreement is hereby amended by deleting the first sentence contained therein and substituting the following therefor:

          "All of the proceeds of the Tranche B Term Loans made on the Third Amendment Effective Date and all of the proceeds of the Tranche C Term Loans (collectively, the 'Designated Term Loan Proceeds') shall be utilized for the exclusive purposes set forth in subsection 2.5B and, pending the application of such Designated Term Loan Proceeds, such proceeds shall be held in an interest bearing blocked account (the 'Designated Term Loan Blocked Account') with Administrative Agent."

     1.6  Amendments to Schedules.
          -----------------------

          Schedule 2.1 to the Credit Agreement is hereby amended by deleting
          ------------
said Schedule 2.1 in its entirety and substituting in place thereof a new
     ------------
Schedule 2.1 in the form of Annex A annexed hereto.
------------                --------

     1.7  Amendments to Exhibits.
          ----------------------

          The Exhibits to the Credit Agreement are hereby amended by a new

Exhibit VI-A in the form of Annex B annexed hereto.
------------                -------

Section 2.  CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions, which shall be specified in a written notice from Administrative Agent to Company and Lenders, being referred to herein as the "Third Amendment Effective Date"):

          A. Company Documents. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

         1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, the new Tranche B Term Notes (the "New Tranche B Term Notes"), substantially in the form of Annex B annexed
    -------
    hereto, drawn to the order of each applicable Lender and with appropriate insertions, and the Master Assignment Agreement, substantially in the form of Annex C, such resolutions certified as of the Third Amendment Effective
       -------
    Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          2. Signature and incumbency certificates of its officers executing this Amendment, the New Tranche B Term Notes and the Master Assignment Agreement; and

          3. Executed copies of this Amendment, the New Tranche B Term Notes and the Master Assignment Agreement.

          B. Execution of Amendment by Lenders. On or before the Third Amendment Effective Date, Requisite Lenders and all Lenders with Tranche B Term Loan Commitments outstanding on the Third Amendment Effective Date shall have executed and delivered copies of this Amendment to Administrative Agent.

          C. Execution of Master Assignment Agreement. On or before the Third Amendment Effective Date, Lenders which will be assigned Tranche C Term Loan Commitments and/or Tranche C Term Loans shall have executed and delivered copies of the Master Assignment Agreement to Administrative Agent.

          D. Legal Opinions. On or before the Third Amendment Effective Date, Lenders shall have received originally executed copies of one or more favorable written opinions of counsel for Company, substantially in the form of Annex D
                                                                      -------
annexed hereto, dated as of the Third Amendment Effective Date, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonable request.

          E. Fees. On or before the Third Amendment Effective Date, Company shall pay to each Agent such fees as set forth in that certain fee letter dated as of the date hereof by and among Agents and Company.

          F. Other Proceedings. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agents, and Agents shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

Section 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment, to issue the New Tranche B Term Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the New Tranche B Term Notes.

          B. Authorization of Agreements. The execution and delivery of this Amendment and the New Tranche B Term Notes, the performance of the Amended Agreement and the New Tranche B Term Notes and the payment of the New Tranche B Term Notes have been duly authorized by all necessary corporate action on the part of Company.

          C. No Conflict. The execution and delivery by Company of this Amendment and the New Tranche B Term Notes and the performance by Company of the Amended Agreement and the New Tranche B Term Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

          D. Governmental Consents. The execution and delivery by Company of this Amendment and the New Tranche B Term Notes and the performance by Company of the Amended Agreement and the New Tranche B Term Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

          E. Binding Obligation. This Amendment, the New Tranche B Term Notes and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5.  ACKNOWLEDGEMENT AND CONSENT

          Company is a party to a Collateral Account Agreement and a certain Company Security Agreement, Company Pledge Agreement, Company Trademark Security Agreement and Mortgages pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to a Subsidiary Guaranty and certain Subsidiary Security Agreements, Subsidiary Pledge Agreements, Subsidiary Trademark Security Agreements and Mortgages pursuant to which such Subsidiary Guarantors have (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary Guarantors under the Subsidiary Guaranty. Company and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty and all such Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company and the Subsidiary Guarantors now or hereafter existing under or in respect of the Amended Agreement. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the New Tranche B Term Notes.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              THE PANTRY, INC.

                              By:     /s/ W.T. Flyg
                                     --------------------------------------
                              Title: Senior Vice President
                                     --------------------------------------

                              LIL' CHAMP FOOD STORES, INC.,
                              as a Credit Support Party

                              By:      /s/ W.T. Flyg
                                      --------------------------------------
                              Title:  Executive Vice President
                                      --------------------------------------

                              SANDHILLS, INC.,
                              as a Credit Support Party

                              By:      /s/ W.T. Flyg
                                      --------------------------------------
                              Title:  Vice President
                                      --------------------------------------

                              GLOBAL COMMUNICATIONS, INC.,
                              as a Credit Support Party

                              By:     /s/ W.T. Flyg
                                     --------------------------------------
                              Title:  Vice President
                                     --------------------------------------

                              MILLER ENTERPRISES, INC.,
                              as a Credit Support Party

                              By:     /s/ W.T. Flyg
                                     --------------------------------------
                              Title:  Executive Vice President
                                     --------------------------------------

                              AUCILLA PROPERTIES, INC.,
                              as a Credit Support Party

                              By:     /s/ W.T. Flyg
                                     -----------------------------------
                              Title:  Assistant Secretary
                                     -----------------------------------

                              PENINSULAR PETROLEUM COMPANY,
                              as a Credit Support Party

                              By:     /s/ W.T. Flyg
                                     -----------------------------------
                              Title:  Assistant Secretary
                                     -----------------------------------

LENDERS:

                              FIRST UNION NATIONAL BANK, individually and as Administrative Agent



                              By:    /s/ Mark B. Felker
                                     -----------------------------------
                              Title: Senior Vice President
                                     -----------------------------------

                              CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent



                              By:    /s/ Katherine Bass
                                     -----------------------------------
                              Title: Executive Director
                                     -----------------------------------

                              CIBC INC., as a Lender



                              By:    /s/ Katherine Bass
                                     -----------------------------------
                              Title: Executive Director
                                     -----------------------------------

                              BANK OF AMERICA, N.A. (formerly NationsBank,
                              N.A.),
                              individually and as Documentation Agent



                              By:    /s/ David H. Strickert
                                     -----------------------------------
                              Title: Principal
                                     -----------------------------------

                              ROYAL BANK OF CANADA,
                              as a Lender



                              By:    /s/ John Crawfor
                                     -----------------------------------
                              Title: Senior Manager
                                     -----------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender



                              By:    /s/ Attila Koc
                                     -----------------------------------
                              Title: Senior Vice President
                                     -----------------------------------

                              THE PROVIDENT BANK,
                              as a Lender



                              By:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Lender



                              By:    /s/ J. William Bloore
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              WELLS FARGO BANK, N.A.,
                              as a Lender



                              By:    /s/ Dale E. Christiansen
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              COMPAGNIE FINANCIERE DE CIC ET
                              DE L' UNION EUROPEENNE, as a Lender



                              By:    /s/ Anthony Rock
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              By:    /s/ Sean Mounier
                                     -----------------------------------
                              Title: First Vice President
                                     -----------------------------------

                              DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender



                              By:    /s/ John W. Sweeney
                                     ___________________________________
                              Title: Vice President

                              By:    /s/ John R. Morrison
                                     ___________________________________
                              Title: Vice President

                              NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                              By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                              By:    /s/ Catherine C. McDermott
                                     ___________________________________
                              Title: Principal


                              CYPRESSTREE INVESTMENT FUND, LLC,
                              as a Lender

                              By: CypressTree Investment Management Company, Inc., its Managing Member


                              By:    /s/ Catherine C. McDermott
                                     ___________________________________
                              Title: Principal


                              CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Lender

                              By: CypressTree Investment Management Company, Inc., its Managing Member



                              By:    /s/ Catherine C. McDermott
                                     ___________________________________
                              Title: Principal

                              KZH CYPRESSTREE-1 LLC,
                              as a Lender



                              By:    /s/ Peter Chin
                                     ___________________________________
                              Title: Authorized Agent


                              KZH CNC LLC, as a Lender



                              By:    /s/ Peter Chin
                                     ___________________________________
                              Title: Authorized Agent

                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender



                              By:    /s/ Paul Travers
                                     -----------------------------------
                              Title: Authorized Signatory
                                     -----------------------------------

                              MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender

                              By:  Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor



                              By:    /s/ Paul Travers
                                     -----------------------------------
                              Title: Authorized Signatory
                                     -----------------------------------

                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender



                              By:     /s/ Shiela Finnerty
                                     -----------------------------------
                              Title:  Senior Vice President
                                     -----------------------------------

                              VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender



                              By:    /s/ Darwin D. Pierce
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                              By:    /s/ Darwin D. Pierce
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              INDOSUEZ CAPITAL FUNDING IIA, LIMITED, as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------


                              INDOSUEZ CAPITAL FUNDING III, LIMITED, as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              INDOSUEZ CAPITAL FUNDING IV, L.P., as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------

                              ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C., as a Lender

                              By:    ALLIANCE INVESTMENT
                                     OPPORTUNITIES MANAGEMENT, L.L.C., as
                                     Managing Member

                              By:    ALLIANCE CAPITAL MANAGEMENT
                                     L.P., as Managing Member

                              By:    ALLIANCE CAPITAL MANAGEMENT
                                     CORPORATION, as General Partner



                              By:    /s/ Sheryl Rothman
                                     ___________________________________
                              Title: Senior Vice President


                              OAK MOUNTAIN LIMITED,
                              as a Lender

                              By:    Alliance Capital Management L.P.,
                                     as Investment Manager

                              By: Alliance Capital Management Corporation, as General Partner



                              By:    /s/ Joel Serebransky
                                     ___________________________________
                              Title: Senior Vice President

                              ELC (CAYMAN) LTD.,
                              as a Lender



                              By:    /s/ Mark B. Mahoney
                                     ___________________________________
                              Title: President

                              ATHENA CDO, LIMITED, as a Lender

                              By:  Pacific Investment Management Company,
                                   as its investment advisor

                              By:  PIMCO Management Inc., a general partner



                              By:    /s/ Raymond Kennedy
                                     __________________________________________
                              Title: Senior Vice President


                              DELANO COMPANY, as a Lender

                              By:  Pacific Investment Management Company,
                                   as its investment advisor

                              By:  PIMCO Management Inc., a general partner



                              By:    /s/ Raymond Kennedy
                                     __________________________________________
                              Title: Senior Vice President

                              CAPTIVA III FINANCE, LTD., as a Lender,
                              as advised by Pacific Investment Management
                              Company



                              By:    /s/ David Dyer
                                     ___________________________________________
                              Title: Director

                              STEIN ROE & FARNHAM INCORPORATED,
                              as Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender



                              By:    /s/ Kathleen A. Zarn
                                     ___________________________________________
                              Title: Vice President


                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender



                              By:    /s/ Kathleen A. Zarn
                                     ___________________________________________
                              Title: Vice President, as Advisor to the Stein
                                     Roe Floating Rate Limited Liability Company

                              ML CBO IV (CAYMAN) LTD.,
                              as a Lender

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager



                              By:    /s/ Todd Travers
                                     ___________________________________
                              Title: Senior Portfolio Manager

                              FIRST DOMINION FUNDING II, as a Lender



                              By:    /s/ Andrew H. Marshak
                                     ___________________________________
                              Title: ___________________________________

                              SRV-HIGHLAND, INC., as a Lender



                              By:    /s/ Kelly C. Walker
                                     ___________________________________
                              Title: Vice President

                              BEDFORD CDO, LIMITED, as a Lender

                              By:  Pacific Investment Management Company,
                                   as its Investment Advisor


                              By:    ___________________________________
                              Title: ___________________________________

                              STEIN ROE & FARNHAM CLO I LTD., as a Lender

                              By:  Stein Roe & Farnham Incorporated,
                                   as Portfolio Manager


                              By:    ___________________________________
                              Title: ___________________________________

                              MONUMENT CAPITAL LTD.,
                              as a Lender

                              By:  Alliance Capital Management L.P.,
                                   as Investment Manager

                              By: Alliance Capital Management Corporation, as General Partner



                              By:    ___________________________________
                              Title: ___________________________________